Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Starlight Supply Chain Management Company. (the "Company") on Form 10-Q for the period ended October 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, CHAN WaiLun, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHAN WaiLun
Date: December 15, 2016	CHAN WaiLun,
Principal Executive Officer and Principal Financial Officer